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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-67701


         SUPPLEMENT DATED MAY 1, 2001 TO THE STATEMENT OF ADDITIONAL
                                INFORMATION OF
    MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST DATED DECEMBER 27, 2000

   The second paragraph of the section entitled "Determination of Net Asset Value" in the Statement of Additional Information is hereby replaced by the following:

    Senior Loans are valued based on quotations received from an independent pricing service. Senior Loans for which quotations are unavailable are valued based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available. All other Senior Loans are valued at their fair value in accordance with procedures established in good faith by the Board of Trustees of the Trust.